Earnings per share	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Earnings per share
18	Earnings per share
The calculation of basic earnings per share for the year ended December 31, 2019 is based on the profit attributable to equity shareholders of the Company of RMB2,640 million (2018: RMB2,895 million; 2017: RMB5,961 million) and the weighted average of 12,267,172,286 shares in issue during the year (2018: 10,718,916,979 shares; 2017: 9,923,585,348 shares ).

	2019	2018	2017
	million	million	million
Issued ordinary shares at January 1	12,267	10,088	9,818
Effect of issuance of A shares	—	450	—
Effect of issuance of H shares	—	181	106

Weighted average number of ordinary shares at December 31	12,267	10,719	9,924

The amounts of diluted earnings per share are the same as basic earnings per share as there were no dilutive potential ordinary shares in existence for the years ended December 31, 2019, 2018 and 2017.